Exhibit 10.3

Amendment No. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement is dated as of December 3, 2021, and is among the Persons identified on the signature pages hereof as Lenders (which Lenders constitute the Required Lenders and, as applicable, all affected Lenders), Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), as agent for the Lenders (Wells Fargo, in that capacity, “Agent”), Kaiser Aluminum Corporation, a Delaware corporation (“KAC”), as a Borrower, and the Affiliates of KAC party to this agreement as Borrowers.

The Lenders, Agent, KAC, and the other Borrowers are party to a Credit Agreement dated as of October 30, 2019 (as amended, restated, supplemented, or otherwise modified before the date of this agreement, the “Credit Agreement”). The parties also desire to modify the Credit Agreement in certain respects.

The parties therefore agree as follows:

1.
Definitions. Defined terms used but not defined in this agreement are as defined in the Credit Agreement.
2.
Amendments to Credit Agreement.
(a)
The definition of “Letter of Credit Sublimit” set forth in Section 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Letter of Credit Sublimit” means $40,000,000.”

(b) The following new definitions are added to Section 1.1 to the Credit Agreement in appropriate alphabetical order:

““Issuing Bank Sublimit(s)” means, as of the Second Amendment Effective Date, (a) $20,000,000 in the case of Wells Fargo, (b) $20,000,000, in the case of JPMorgan Chase Bank, N.A., a national banking association, and (c) such amount as an Issuing Bank may designate in writing to the Agent and the Borrowers; provided that any Issuing Bank may at any time in its discretion, but shall have no obligation to, issue Letters of Credit in stated amounts that cause the aggregate Letter of Credit Usage of such Issuing Bank to be in excess of its Issuing Bank Sublimit so long as the aggregate Letter of Credit Usage for all Issuing Banks does not exceed the Letter of Credit Sublimit.

“Second Amendment Effective Date” shall mean December 3, 2021.”

(c) Section 2.11(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) No Issuing Bank shall have any obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested issuance:

(i)
the Letter of Credit Usage would exceed the Letter of Credit Sublimit, or

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(ii)
the Letter of Credit Usage related to Letters of Credit issued by such Issuing Bank would exceed the Issuing Bank Sublimit of such Issuing Bank, or
(iii)
the Letter of Credit Usage would exceed the Maximum Revolver Amount less the outstanding amount of Revolving Loans (including Swing Loans), or
(iv)
the Letter of Credit Usage would exceed the Borrowing Base at such time less the outstanding principal balance of the Revolving Loans (inclusive of Swing Loans) at such time.”
3.
Representations. To induce Agent and the Lenders to enter into this agreement, each Borrower hereby represents to Agent and the Lenders as follows:
(a)
that each Borrower is duly authorized to execute and deliver this agreement and is and will continue to be duly authorized to borrow monies under the Credit Agreement and to perform its obligations under the Credit Agreement;
(b)
that the execution and delivery of this agreement and the performance by each Borrower of its obligations under the Credit Agreement do not and will not conflict with any provision of law or of the Governing Documents of such Borrower or of any agreement binding upon such Borrower;
(c)
that the Credit Agreement is a legal, valid, and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;
(d)
that the representations and warranties of each Borrower and each other Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this agreement, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties continue to be true and correct as of such earlier date); and
(e)
that no Default or Event of Default has occurred and is continuing on the date of this agreement.
4.
Conditions to Effectiveness. The effectiveness of this agreement is subject to the condition that Agent has received this agreement executed by Agent, each Issuing Bank, the Required Lenders, and Borrowers.
5.
Release of Agent and Lenders by Loan Parties. Each Loan Party signatory to this agreement hereby waives and releases any and all current existing claims, counterclaims, defenses, or set-offs of every kind and nature which it has or might have against Agent or any Lender arising out of, pursuant to, or pertaining in any way to the Credit Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this agreement. Each Loan Party signatory to this agreement hereby further covenants and agrees not to sue Agent or any Lender or assert any claims, defenses, demands, actions, or liabilities against Agent or any Lender which occurred on or before the date of this agreement arising out of, pursuant to, or pertaining in any way to the Credit Agreement, any

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and all documents and instruments delivered in connection with or relating to the foregoing, or this agreement.
6.
Miscellaneous.
(a)
This agreement is governed by, and is to be construed in accordance with, the laws of the State of New York. Each provision of this agreement is severable from every other provision of this agreement for the purpose of determining the legal enforceability of any specific provision.
(b)
This agreement binds Agent, the Lenders, and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders, and Borrowers and the successors and assigns of Agent and each Lender.
(c)
Except as specifically modified or amended by the terms of this agreement, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this agreement and in all respects continue in full force and effect. Each Borrower, by execution of this agreement, hereby reaffirms, assumes, and binds itself to all of the obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement and the other Loan Documents.
(d)
This agreement is a Loan Document. Each Borrower acknowledges that Agent’s reasonable costs and out‑of‑pocket expenses (including reasonable attorneys’ fees) incurred in preparing and reviewing this agreement constitute Lender Group Expenses.
(e)
The parties may sign this agreement in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart signature page to this agreement by facsimile or other electronic method of transmission is as effective as executing and delivering this agreement in the presence of the other parties to this agreement. Delivery of an executed counterpart signature page to this agreement will be effective upon the express release by the executing party (or by counsel to that executing party, on behalf of that executing party) of that executed counterpart signature page.

[Signature pages to follow]

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The parties are signing this Amendment No. 2 to Credit Agreement as of the date stated in the introductory clause.

Kaiser Aluminum Corporation, as a Borrower By: /s/ Neal West______________________ Name: Neal West Title: Executive Vice President and Chief Financial Officer
Kaiser Aluminum Investments Company, as a Borrower By: /s/ Neal West______________________ Name: Neal West Title: Executive Vice President and Chief Financial Officer
Kaiser Aluminum Fabricated Products, LLC, as a Borrower By: /s/ Neal West______________________ Name: Neal West Title: Executive Vice President and Chief Financial Officer
Kaiser Aluminum Washington, LLC, as a Borrower By: /s/ Neal West______________________ Name: Neal West Title: Executive Vice President and Chief Financial Officer
Kaiser Aluminum WaRRICK, LLC, as a Borrower By: /s/ Neal West______________________ Name: Neal West Title: Executive Vice President and Chief Financial Officer

Signature page to Amendment No. 2 to Credit Agreement—Kaiser

Wells Fargo Bank, National Association,
as Agent and as a Lender

By: /s/ Peter Aziz
Name: Peter Aziz
Its Authorized Signatory

Signature page to Amendment No. 2 to Credit Agreement—Kaiser

JPMorgan Chase Bank, N.A.,
as a Lender

By: /s/ Kenneth Wong
Name: Kenneth Wong
Vice President

Signature page to Amendment No. 2 to Credit Agreement—Kaiser

Bank of America, N.A.,
as a Lender

By: /s/ Jennifer Tang
Name: Jennifer Tang, SVP
Its Authorized Signatory

Signature page to Amendment No. 2 to Credit Agreement—Kaiser

U.S. Bank National Association,
as a Lender

By: /s/ Rod Swenson
Name: Rod Swenson
Its Authorized Signatory

Signature page to Amendment No. 2 to Credit Agreement—Kaiser

Barclays Bank PLC,
as a Lender

By: /s/ Jake Lam
Name: Jake Lam
Its Authorized Signatory

Signature page to Amendment No. 2 to Credit Agreement—Kaiser